                                                                EXHIBIT 10.11

                       SECOND AMENDMENT TO DEED OF TRUST,
                   FINANCING STATEMENT, SECURITY AGREEMENT AND
              FIXTURE FILING (WITH ASSIGNMENT OF RENTS AND LEASES)

                  This Second Amendment To Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases) (the "Second Amendment") is entered into as of May 27, 1997, by and among St. Francis Hotel Corporation ("Hotel Corporation"), The Westin St. Francis Limited Partnership (the "Hotel Partnership," and together with Hotel Corporation, individually and collectively, the "Trustor"), Teacher Retirement System of Texas ("Beneficiary") and Transnation Title Insurance Company (formerly known as Transamerica Title Insurance Corporation) ("Trustee"), as trustee for the benefit of Beneficiary, in connection with that certain Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases), dated as of August 21, 1986, as amended by that certain First Amendment To Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases) dated as of June 2, 1994 (the "First Amendment") by Hotel Corporation (and Hotel Partnership, as its assignee) to Trustee for the benefit of Beneficiary (the "Existing Deed of Trust," and as amended by this Second Amendment, the "Deed of Trust").

                                 R E C I T A L S

                  A. Trustor, Trustee and Beneficiary are parties to the Existing Deed of Trust, encumbering certain real property (including improvements thereon) located in the


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County of San Francisco, State of California (a legal description of which is attached hereto as Exhibit A) and recorded in the Recorder's Office in County of San Francisco, California at Reel E160 and Image 1655 as Document No. D855356. Pursuant to the Existing Deed of Trust, Trustor granted a first-priority lien on The Westin St. Francis (the "St. Francis Hotel") and the other Mortgaged Property (as defined therein) as security for a loan ("Loan") in the original principal amount of $83,325,000 made by Beneficiary to Hotel Corporation, and for all other Obligations (as defined in the Deed of Trust). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given such terms in the Deed of Trust.

                  B. Contemporaneously with the making of the Loan, pursuant to that certain Agreement for the Contribution of Assets and the Transfer of Limited Partnership Interests dated as of August 28, 1986, between Hotel Corporation and Hotel Partnership, Hotel Corporation transferred all of its right, title and interest in the St. Francis Hotel and the Property (as defined therein) to Hotel Partnership. As the assignee of Hotel Corporation, Hotel Partnership became subject to all of the provisions of the Note, the Deed of Trust and the other Loan Documents in the same capacity as Hotel Corporation, and consequently became jointly and severally liable with Hotel Corporation for all of Hotel Corporation's obligations and liabilities under the Note, the Deed of Trust and the other Loan Documents.

                  C. Hotel Corporation, Hotel Partnership, Beneficiary, Westin Hotels Limited Partnership ("WHLP"), Westin Hotel Company ("Westin") and certain other parties have entered into that certain Second Restructuring Agreement of even date herewith (the "Second Restructuring Agreement"), which, among other things, requires the execution and delivery of this Second Amendment.


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                               A G R E E M E N T

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree as follows:

                  1. Amendments.

                  1.1 Amended Definitions.

                      a. Definition of Note. The first Recital in the Existing Deed of Trust is hereby amended by inserting the following phrase immediately before the word "together" the first time it appears in the Recital:

                  "and as further amended by that certain Second Amendment to Promissory Note dated as of May 27, 1997,"

                      b. Definition of Indebtedness and Loan Documents. The second Recital paragraph of the Existing Deed of Trust is hereby further amended by deleting the entirety of that portion of the Second Recital that was added by
Section 1.1(b) of the First Amendment and replacing that portion of the second Recital with the following:

                  "((i) the Note, (ii) the Deed of Trust, as amended by that certain First Amendment To Deed Of Trust, Financing Statement, Security Agreement And Fixture Filing (With Assignment Of Rents And Leases) dated as of June 2, 1994 (the "First Amendment to Deed of Trust"), and by that certain Second Amendment to Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (with Assignment of Rents and Leases) dated as of May 27, 1997 (the "Second Amendment to Deed of Trust") and as further amended, restated, supplemented or otherwise modified from time to time, (iii) that certain Absolute Assignment of Lessor's Interest in Leases dated as of August 21, 1986, by St. Francis Hotel Corporation (and The Westin St. Francis Limited Partnership, as its assignee) in favor of Beneficiary, as amended by those certain Amendments to Assignment of Leases, Assignment of Management Agreement


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                  and Subordination of Management Agreement dated as of June 2,
                  1994 and May 27, 1997, respectively, (the "Amendments to Other Loan Documents") and as further amended, restated, supplemented or otherwise modified from time to time (the "Assignment of Leases"), (iv) that certain Assignment of Management Agreement dated as of August 21, 1986, by St. Francis Hotel Corporation (and The Westin St. Francis Limited Partnership, as its assignee) as Owner, The Westin St. Francis Limited Partnership and Westin Hotels Limited Partnership for the benefit of Beneficiary, as amended by the Amendments to Other Loan Documents, and, as further amended, restated, supplemented or otherwise modified from time to time (the "Assignment of Management Agreement"), (v) the Subordination of Management Agreement dated August 21, 1986, among the Beneficiary, The Westin St. Francis Limited Partnership, St. Francis Hotel Corporation, Westin Hotels Limited Partnership and Westin Hotel Company, as amended by the Amendments to Other Loan Documents, and as further amended, restated, supplemented or otherwise modified from time to time (the "Subordination of Management Agreement"), (vi) the Restructuring Agreement dated as of June 2, 1994, among St. Francis Hotel Corporation, The Westin St. Francis Limited Partnership, Beneficiary, Westin (as hereinafter defined), WHLP (as hereinafter defined) and certain other parties (as amended, restated, supplemented or otherwise modified from time to time, the "First Restructuring Agreement"), (vii) the Second Restructuring Agreement dated as of May 27, 1997, among St. Francis Hotel Corporation, The Westin St. Francis Limited Partnership, Beneficiary, Westin (as hereinafter defined), WHLP (as hereinafter defined) and certain other parties (as amended, restated, supplemented or otherwise modified from time to time, the "Second Restructuring Agreement"), to the extent the First Restructuring Agreement or the Second Restructuring Agreement relate to the Obligations, the Mortgaged Property or Trustor, (viii) the St. Francis FF&E Escrow Agreement (as hereinafter defined), (ix) all other security agreements, financing statements, lease assignments, guarantees and other agreements, instruments, documents and written indicia of contractual obligations between or among the Beneficiary and/or Trustee, on the one hand, and any or all of The Westin St. Francis Limited Partnership, St. Francis Hotel Corporation, WHLP or Westin and/or any other person or entity having any right or interest in any security for the Loan, on the other hand, executed in connection with any of the transactions contemplated by any of the documents above, all of the foregoing being hereinafter referred to as the "Loan Documents," as each such


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
                  agreement, instrument or other document referenced in any of the foregoing clauses may be amended, restated, supplemented or otherwise modified from time to time),"

                      c. Definition of 909 Note and Mortgage. Subsection (m) of
Section 6.01 of the Existing Deed of Trust is hereby amended and restated in its entirety to read as follows:

                  "(m) The occurrence of any default under that certain Mortgage and Security Agreement executed by 909 North Michigan Avenue Corporation, a Delaware corporation ("909") on August 21, 1986, and assumed by The Westin Chicago Limited Partnership, a Delaware partnership, as 909's assignee, in favor of Beneficiary, as amended by that certain First Amendment to Mortgage and Security Agreement dated as of June 2, 1994, and by that certain Second Amendment to Mortgage and Security Agreement dated as of May 27, 1997 as the same may be further amended, restated, supplemented or otherwise modified from time to time (the "Mortgage"), or any default under that certain Promissory Note executed by 909 as Maker, on August 21, 1986, in favor of Beneficiary, as Holder, as amended by that certain Amendment to Promissory Note dated June 2, 1994, and by that certain Second Amendment to Promissory Note dated as of May 27, 1997 and as the same may be further amended, restated, supplemented or otherwise modified from time to time (the "909 Note"), or any default under any other Loan Document (as defined in the Mortgage); or"

                  1.2 Notices. The addresses for notice to Beneficiary in
Section 8.04(b) of the Existing Deed of Trust are hereby amended and restated in their entirety to read as follows:

                               "(b)   If to Beneficiary:

                               Teacher Retirement System of Texas
                               1000 Red River Street
                               Austin, Texas  78701-2698
                               Attention:  Timothy W. Monter
                               Telecopy:   (512) 370-0583

                               with a copy to:


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
                               Teacher Retirement System of Texas
                               1000 Red River Street
                               Austin, Texas  78701-2698
                               Attention:  Legal Services Department
                               Telecopy:   (512) 370-0529

                               LaSalle Advisors Limited
                               1601 Response Road, Suite 300
                               Sacramento, California  95815
                               Attention:  Bruce D. Grant
                               Telecopy:   (916) 920-0205

                               Latham & Watkins
                               5800 Sears Tower
                               233 South Wacker Drive
                               Chicago, Illinois  60606
                               Attention:  J. Douglas Bacon
                               Telecopy:   (312) 993-9767"

                  1.3 Prepayment Premium in Event of Foreclosure or Trustee's Sale. Section 6.06 of the Existing Deed of Trust is hereby amended by adding the following subsection (i) as the last subsection thereof:

                  "(i) Upon any default by Trustor and following the acceleration of maturity as herein provided, a tender of payment by the Trustor or by anyone on behalf of the Trustor of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale or Trustee's sale shall constitute an evasion of the prepayment terms of the Note and be deemed to be a voluntary prepayment thereunder and any such payment shall, therefore, include the additional payment required under the prepayment provisions contained in the Note."

                  2. Representations and Warranties of Hotel Corporation and Hotel Partnership. To induce Beneficiary to enter into this Second Amendment, each Trustor hereby jointly and severally reaffirms, and incorporates by reference herein, each of its representations and warranties set forth in the Second Restructuring Agreement.


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                  3. Conditions to Effectiveness. The amendments to the Existing
Deed of Trust set forth herein shall become effective on the Effective Date (as defined in the Second Restructuring Agreement).

                  4. Miscellaneous.

                  4.1 Reference to and Effect on the Deed of Trust. Upon the Effective Date, each reference in the Existing Deed of Trust to "this Deed of Trust," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Existing Deed of Trust as amended hereby, and each reference to the Existing Deed of Trust in the Note, any other Loan Document, any Restructuring Document (as defined in the Second Restructuring Agreement), or any other document, instrument or agreement executed and/or delivered in connection with this Second Amendment, the Existing Deed of Trust, the Note, any other Loan Documents, or any Restructuring Documents shall mean and be a reference to the Existing Deed of Trust as amended hereby.

                  4.2 No Waiver. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Beneficiary or Trustee under the Existing Deed of Trust, as amended by this Second Amendment, the Note, the Loan Documents, the Restructuring Documents or any other document, instrument or agreement executed in connection herewith or therewith, nor constitutes a waiver of any provision contained therein, except as specifically set forth herein or contemplated hereby.

                  4.3 Reaffirmation. The terms and conditions of this Second Amendment and the Trustee's and Beneficiary's rights, powers and remedies pursuant hereto shall apply to all of the indebtedness secured hereby. Except as specifically modified herein, the Existing Deed of Trust remains in full force and effect, and Trustor hereby ratifies and reaffirms the terms


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
and provisions of the Deed of Trust and the validity and enforceability thereof (as if The Westin St. Francis Limited Partnership were a party thereto in the same capacity as The St. Francis Hotel Corporation). This Second Amendment is an amendment to the Existing Deed of Trust and does not constitute a novation of any of the indebtedness secured hereby.

                  4.4 Governing Law and Severability. This Second Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of California. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  4.5 Counterparts. This Second Amendment may be executed (including, without limitation, by way of facsimile) in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Executed signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  4.6 Headings. Section headings in this Second Amendment are included herein for convenience and reference only and shall not constitute a part of this Second Amendment for any purpose.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the date first above written.

                                   ST. FRANCIS HOTEL CORPORATION,
                                   a Delaware corporation, as Trustor


                                   By: /s/ DOUGLAS C. SUTTEN
                                      ------------------------------------------
                                   Its:    Vice President


                                   THE WESTIN ST. FRANCIS LIMITED
                                   PARTNERSHIP, a Delaware limited
                                   partnership, as Trustor

                                   By:  St. Francis Hotel Corporation,
                                        its General Partner

                                   By: /s/ DOUGLAS C. SUTTEN
                                      ------------------------------------------
                                   Its:    Vice President


                                   TEACHER RETIREMENT SYSTEM OF TEXAS,
                                   a public pension fund and an agency
                                   of the State of Texas, as Beneficiary


                                   By: /s/ TIMOTHY W. MONTER
                                      ------------------------------------------
                                   Its: Loan Administration Manager

[Signature Page 1 of 2 to Second Amendment to Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (With Assignment of Rents and Leases)]


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                                   TRANSNATION TITLE INSURANCE
                                   COMPANY, as Trustee

                                   By: /s/ Martin J. Strelecky
                                      ------------------------------------------
                                   Its:    Vice President

[Signature Page 2 of 2 to Second Amendment to Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (With Assignment of Rents and Leases)]



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
STATE OF WASHINGTON     )
                        )  ss.
COUNTY OF KING          )

         On this 22nd day of May, 1997, before me personally appeared Douglas C. Sutten to me known to be the Vice President of St. Francis Hotel Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                   /s/  George T. Cowan
                                   ---------------------------------------------
                                   (Signature)
                                   George T. Cowan

                                   NOTARY PUBLIC in and for the
                                   State of Washington, residing at Seattle.
                                   My commission expires:  4/1/99

STATE OF WASHINGTON     )
                        )  ss.
COUNTY OF KING          )

         On this 22nd day of May, 1997, before me personally appeared Douglas C. Sutten to me known to be the Vice President of St. Francis Hotel Corporation, the corporation that executed the within and foregoing instrument in its capacity as the sole general partner of The Westin St. Francis Limited Partnership, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                   /s/  George T. Cowan
                                   ---------------------------------------------
                                   (Signature)
                                   George T. Cowan

                                   NOTARY PUBLIC in and for the
                                   State of Washington, residing at Seattle.
                                   My commission expires:  4/1/99


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
STATE OF TEXAS          )
                        )  ss.
COUNTY OF TRAVIS        )

         On May 23, 1997, before me personally appeared Timothy W. Monter, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


/s/  Janet S. Carpenter
----------------------------------------
Janet S. Carpenter
Notary Public
State of Texas
Comm. Exp. 10-02-99


STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

         On May 29th, 1997, before me personally appeared Martin J. Strelecky, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                       /s/  Kathleen C. McCusker
                                       -----------------------------------------
                                       Residing at Bellevue, WA
                                       Commission expires 12/9/97


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                                    EXHIBIT A

The land referred to in this Report is situated in the City and County of San Francisco, State of California, and is described as follows:

PARCEL 1:

BEGINNING at a point formed by the intersection of the Northerly line of Geary Street with the Westerly line of Powell Street; running thence Northerly along the Westerly line of Powell Street 275 feet to the corner formed by the intersection of the Westerly line of Powell Street with Southerly line of Post Street; running thence Westerly along the Southerly line of Post Street 192 feet and 6 inches; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the Northerly line of Geary Street; thence running Easterly along the Northerly line of Geary Street 215 feet and 2-1/4 inches to the point of beginning.

BEING a portion of 50 Vara Block No. 169.

PARCEL 2:

BEGINNING at a point on the Northerly line of Geary Street, distant thereon 215 feet and 2-1/4 inches Westerly from the Westerly line of Powell Street, as said Street lines and all other Street lines hereinafter mentioned are positioned according to the "Monument Map of the Fifty Vara District of the City and County of San Francisco", filed January 7, 1910, in Map Book "G" at Page 151, in the Office of the Recorder of the City and County of San Francisco, State of California; running thence Westerly along said line of Geary Street 60 feet and 2-1/4 inches to a point thereon, said point being 137 feet 10-1/2 inches Easterly from the Easterly line of Mason Street; thence at a right angle Northerly 137 feet 6 inches; thence at a right angle Westerly 27 feet and 10-1/2 inches; thence at a right angle Northerly 137 feet and 6 inches to the Southerly line of Post Street; thence at a right angle Easterly along said line of Post Street 110 feet and 9 inches; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the point of beginning.

EXCEPTING THEREFROM that portion thereof described as follows:

BEGINNING at a point on the Northerly line of Geary Street, distant thereon 275 Westerly from the Westerly line of Powell Street; running thence Westerly along said line of Geary Street 4-1/2 inches; thence at a right angle Northerly 137 feet 6 inches; thence at a right angle Easterly 4-1/2 inches; thence at a right angle Southerly 137 feet 6 inches to the point of beginning.
BEING a portion of 50 Vara Block No. 168.

Assessor's Lot 1 and 13, Block 307.


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Commonly known address:   Union Square
                          335 Powell Street
                          San Francisco, California 94102



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